CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenues:
Software licenses	$ 32,604	$ 28,653	$ 26,568
Maintenance and services	29,494	25,841	21,600
Total revenues	62,098	54,494	48,168
Operating expenses:
Cost of software licenses	1,225	2,143	2,518
Cost of maintenance and services	8,630	6,637	4,760
Research and development	14,010	13,283	11,139
Selling and marketing	35,893	35,089	27,381
General and administrative	5,196	4,594	4,857
Impairment of intangible assets		4,122
Total operating expenses	64,954	65,868	50,655
Operating loss	(2,856)	(11,374)	(2,487)
Financial expenses, net	(101)	(54)	(576)
Loss before taxes on income	(2,957)	(11,428)	(3,063)
Income tax benefit (taxes on income)	(3,756)	735	(546)
Net loss	$ (6,713)	$ (10,693)	$ (3,609)
Basic and diluted net loss per share	$ (0.39)	$ (0.64)	$ (0.22)
Weighted average number of shares used in computing basic and diluted net loss per share	17,264	16,739	16,183